UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
At the annual meeting of shareholders of Progress Software Corporation (the “Company”) held on April 26, 2007 (the “Annual Meeting”), the shareholders of the Company approved an amendment to the Company’s 1991 Employee Stock Purchase Plan, as amended and restated (the “ESPP”), to increase the maximum number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) that may be issued under the ESPP by 800,000 shares of Common Stock, from a total of 3,200,000 shares to 4,000,000 shares. A summary of the material terms and conditions of the ESPP is set forth in the Company’s definitive Proxy Statement related to the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2007 (the “Proxy Statement”), under the caption “Proposal 3: Amendment to the Progress Software Corporation 1991 Employee Stock Purchase Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the Annual Meeting, the shareholders of the Company approved the 1997 Stock Incentive Plan, as amended and restated (the “Incentive Plan”). The main purpose of the amendment and restatement was to correct the eligibility provisions of the Incentive Plan so that members of the Compensation Committee are eligible to receive grants under the Incentive Plan. Other material changes included adding two new types of awards that may be granted under the Incentive Plan: deferred stock units and dividend equivalent rights. A summary of the material terms and conditions of the Incentive Plan is set forth in the Proxy Statement, under the caption “Proposal 4: Proposed Amendment and Restatement of the Company’s 1997 Stock Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	1991 Employee Stock Purchase Plan, as amended and restated (incorporated herein by reference to Appendix A to Progress Software Corporation’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2007)

10.2	1997 Stock Incentive Plan, as amended and restated (incorporated herein by reference to Appendix B to Progress Software Corporation’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2007)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2007	Progress Software Corporation

	By:	/s/ David H. Benton, Jr.

David H. Benton, Jr.
Vice President and
Corporate Controller